ALEXANDER & BALDWIN, INC. ’S REAL ESTATE SUPPLEMENTAS OF AND FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011(Unaudited)

About This SupplementThis periodic Supplement is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.The information contained in this Supplement is unaudited and should be read in conjunction with the Company’s quarterly and annual reports and other filings with the Securities and Exchange Commission. The Company intends to provide periodic updates to the information contained herein, but is not required, and undertakes no obligation, to revise or update forward-looking statements or any factors that may affect actual results, whether as a result of new information, future events, or circumstances occurring after the dates on the cover of this Supplement.Feedback and suggestions regarding the contents of this Supplement are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. | Real Estate Supplement

Index to Real Estate Supplement

(Unaudited)

As of Years Ended December 31, 2012 and 2011

Forward-Looking Statements	3
Basis of Presentation	3
Periodic Updates	4
About the Company	5
Selected Financial Data	7
Landholdings	9
Landholdings	10
Landholdings by Geographic Location (Table 1)	10
Landholdings Under Joint Venture Development (Table 2)	10
Landholdings by Type and Location (Table 3)	11
A&B Ag Zoned Land Sales Data – Maui and Kauai– 2007 to 2012 (Table 4)	11
Real Estate Sales	13
Segment Strategy and Operations	14
Real Estate Development Overview (Table 5)	15
Reconciliation of Acreage Under Development (Table 5) to Landholdings (Table 3) (Table 6)	17
Development Project Information Sheets	19
Future Development Project Summaries	27
Entitlement Activity	30
Real Estate Investments	32
Real Estate Leasing	33
Segment Strategy and Operations	34
Acquisition and Disposition Strategy	36

1

Asset Descriptions and Statistics 37Property Detail – Hawaii Improved Properties (Table 7) 37Property Detail – Mainland Improved Properties (Table 8) 38Comparable% Occupancy Data by Geographic Region and Asset 39Class (Table 9)Weighted Average Gross Leasable Area by Geographic Region 39and Asset Class (Table 10)Occupancy Analysis Trend - Last Five Quarters (Table 11) 39Real Estate Leasing Cash Net Operating Income (NOI) (Table 12) 40Real Estate Leasing Same Store Cash NOI (Table 13) 40Statement on Management’s Use of Non-GAAP Financial Measures 41Reconciliation of Real Estate Leasing Operating Profit to Cash 41NOI and Same Store Cash NOI (Non-GAAP) (Table 14)Portfolio Acquisitions and Dispositions 422012 and 2011 Improved Property Portfolio 42Acquisitions/Dispositions (Table 15)Lease Renewal Analysis 43Lease Expirations (Table 16) 43Portfolio Concentrations 44Tenant Concentrations as of 12/31/12 (Table 17) 44Hawaii Commercial Property Information Sheets 45Mainland Commercial Property Information Sheets 572

Forward-Looking StatementsThis Supplement contains certain forward-looking statements, such as forecasts and projections of the Company’s future performance or statements of management’s plans and objectives. These statements are “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Except for historical information contained in this Supplement, such communications contain forward-looking statements. These include, for example, all references to current or future years. New risk factors emerge from time to time and it is not possible for the Company to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, forward-looking statements cannot be relied upon as a guarantee of future results and involve a number of risks and uncertainties that could cause actual results to differ materially from those projected in the statements, including, but not limited to the factors that are described in Part I, Item 1A under the caption of “Risk Factors” of the Company’s Form 10-K, as well as factors that are described in the Company’s other filings, including subsequent filings, with the Securities and Exchange Commission (“SEC”). The Company is not required, and undertakes no obligation, to revise or update forward-looking statements or any factors that may affect actual results, whether as a result of new information, future events, or circumstances occurring after the date of this report.Basis of PresentationThe information contained in this Supplement does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement is unaudited and should be read in conjunction with the Company’s most recent Form 10-K and other filings with the SEC.3

Periodic Updates

The Company provides quarterly updates, but undertakes no obligation to continue to provide updates, of the information contained in the tables listed below:

Table 7:	Property Detail – Hawaii Improved Properties
Table 8:	Property Detail – Mainland Improved Properties
Table 9:	Comparable % Occupancy Data by Geographic Region and Asset Class
Table 10:	Weighted Average Gross Leasable Area by Geographic Region and Asset Class
Table 11:	Occupancy Analysis Trend – Last Five Quarters
Table 12:	Real Estate Leasing Cash NOI
Table 13:	Real Estate Leasing Same Store Cash NOI
Table 14:	Reconciliation of Real Estate Leasing Operating Profit to Cash NOI and Same Store Cash NOI (Non-GAAP)
Table 15:	Improved Property Portfolio Acquisitions/Dispositions

For detailed information on past quarters, refer to the quarterly supplements for 2012, which are available on the Company's website at www.alexanderbaldwin.com.

The Company currently intends to update all other information contained herein on an annual basis.

4

About the CompanyAlexander & Baldwin, Inc. (“A&B” or “Company”) is a Hawaii-based real estate and land company. Founded in 1870 as a sugar plantation, the Company has evolved from its agricultural roots into complementary businesses serving the real estate and agricultural needs of Hawaii. A&B’s operations reach beyond Hawaii to include a U.S. Mainland commercial property portfolio.A&B has significant landholdings in Hawaii; at December 31, 2012, the Company owned over 87,000 acres in the state, primarily on the islands of Maui and Kauai. A&B is responsible for the stewardship of this land and the long-term enhancement of its value. The vast majority of this land was acquired over 100 years ago to support the cultivation of sugar cane.For a significant portion of the Company’s core Hawaii landholdings, agriculture and related uses represent the highest and best use for the foreseeable future, providing significant benefits to the community and shareholders alike. In total, roughly 86,500 acres of the Company’s land, including land leased to others, are currently designated for agriculture and conservation uses (the latter consisting mainly of the collection and transport of water for irrigation purposes and hydroelectric power production). A&B cultivates sugar on nearly 36,000 acres (including land leased from third parties) in Maui’s Central Valley. On Kauai, A&B leases roughly 4,600 acres to third parties engaged in a variety of agricultural activities, including cultivation of coffee and seed corn, and raising of livestock. The Company also utilizes its land assets to produce renewable energy, including biomass combustion, hydroelectric, and solar photovoltaic generation facilities.A&B’s integrated approach to land management ensures that lands suitable for development are employed at their highest and best use by undertaking planning, entitlement and development activities, where appropriate, to enhance the value of the Company’s lands, while addressing market demand and community needs. By identifying and pursuing developments and transactions that enhance the value of raw landholdings, and reinvesting proceeds from these efforts into new developments and a portfolio of income-producing properties, A&B creates value for shareholders and diversifies its income stream. The Company’s development activities, once limited to its legacy landholdings on Maui and Kauai, have expanded to encompass lands newly acquired for development and the participation in a number of development joint ventures throughout Hawaii. This expansion of the Company’s development activities has allowed it to leverage its expertise, market knowledge and capital resources, while also mitigating risk.5

Real Estate

Real estate development and leasing activities are conducted by A&B Properties, Inc. ("A&B Properties"), a wholly owned subsidiary of A&B, and various other subsidiaries and affiliates of A&B. The Company's real estate business consists of two segments that operate in Hawaii and on the Mainland: sales and leasing. The real estate sales segment creates value through an active and comprehensive program of land stewardship, planning, entitlement, investment, development and sale of land and commercial and residential properties principally in Hawaii. The real estate leasing segment generates significant, stable, recurring cash flows through the ownership, operation and management of a portfolio of high-quality retail, office and industrial properties in Hawaii and on the Mainland. Cash generated by this portfolio serves as an important source of funding for A&B's real estate development activities.

Agribusiness

Agribusiness operations are conducted by Hawaiian Commercial & Sugar Company ("HC&S"), a division of A&B, and certain other wholly owned subsidiaries of A&B. Agribusiness produces and sells bulk raw sugar, specialty food-grade sugars and molasses, and is also a renewable energy provider on the islands of Maui and Kauai through hydroelectric and solar facilities and the cogeneration of electricity from bagasse at its sugar mill. This segment, which operates exclusively in Hawaii, also includes support services for other agricultural operations and includes general trucking services, mobile equipment maintenance and repair services.

More information about the Company can be found at www.alexanderbaldwin.com.

Corporate Headquarters
Alexander & Baldwin, Inc.
822 Bishop Street
Honolulu, HI 96813

Investor Relations
Suzy P. Hollinger
Director, Investor Relations
(808) 525-8422
shollinger@abinc.com

Websites
Alexander & Baldwin, Inc.
www.alexanderbaldwin.com

A&B Properties, Inc.
www.abprop.com

Hawaiian Commercial & Sugar Company
www.hcsugar.com

Transfer Agent & Registrar
Computershare Shareowner Services
P.O. Box 43006, Providence, RI 02940-3006
(800) 454-0477
http://www.computershare.com/us/Pages/sos.aspx?rocc=1

Stock Exchange Listing
NYSE: ALEX

6

Selected Financial Data

($ in millions)	2008	2009	2010	2011	2012	5-Year Average
Revenue [1]						
Real Estate Leasing	107.0	102.5	93.8	99.7	100.6	100.7
Real Estate Sales	350.0	125.5	131.0	59.8	32.2	139.7
Agribusiness	121.6	99.6	165.6	157.5	182.3	145.3
Reconciling items [4]	-	-	-	-	(8.3)	(1.7)
Total	578.6	327.6	390.4	317.0	306.8	384.1
Operating Profit [1]						
Real Estate Leasing	47.8	43.2	35.3	39.3	41.6	41.4
Real Estate Sales [5]	95.6	39.1	50.1	15.5	(4.4)	39.2
Agribusiness	(12.9)	(27.8)	6.1	22.2	20.8	1.7
Total [5]	130.5	54.5	91.5	77.0	58.0	82.3
Capital Expenditures						
Real Estate Leasing	54.5	14.3	16.3	8.6	11.1	21.0
Real Estate Sales	79.6	52.7	122.5	43.6	57.6	71.2
Agribusiness [3]	13.6	4.8	5.9	10.2	34.4	13.8
Total	147.7	71.8	144.7	62.4	103.1	105.9
Real Estate Leasing Cash NOI [2]	67.0	65.9	55.7	60.8	63.1	62.5

1 Includes real estate discontinued operations and intersegment revenue.

2 See page 41 for a statement regarding the Company's use of Cash NOI and a reconciliation of Leasing operating profit to Cash NOI.

3 2012 Agribusiness capital expenditures include $23 million for the Port Allen solar project before tax credits.

4 Represents the sale of a 286-acre agricultural parcel in the third quarter of 2012, which is reflected as revenue for segment reporting purposes.

5 2012 includes $9.8 million of charges related to the noncash write down of the carrying values of non-strategic Mainland projects that do not align with the Company's post-separation focus on Hawaii real estate development.

7

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Alexander & Baldwin, Inc. Real Estate SupplementLANDHOLDINGS9

Landholdings

As of December 31, 2012, A&B and its subsidiaries owned 87,707 acres of land, consisting of 87,240 acres in Hawaii and 467 acres on the Mainland.

TABLE 1

LANDHOLDINGS BY GEOGRAPHIC LOCATION

December 31, 2012

Location	Acres
Maui	66,800
Kauai	20,360
Oahu	70
Big Island	10
Total Hawaii	**87,240**
Texas	150
California	96
Georgia	63
Utah	55
Colorado	36
Washington	27
Nevada	21
Arizona	19
Total U.S. Mainland	**467**
Total landholdings	**87,707**

In addition to the landholdings included in Table 1, the Company leases an additional 2,910 acres on Maui, Kauai, and Oahu from third parties. Table 1 also does not include 1,088 acres held under joint venture development.

TABLE 2

LANDHOLDINGS UNDER JOINT VENTURE DEVELOPMENT

December 31, 2012

Project	Original acres	Acres at 12/31/12
Kukui'ula (HI)	1,000	958
Bakersfield (CA)	57	57
Ka Milo (HI)	31	22
Kai Malu (HI)	25	2
Santa Barbara Ranch (CA)	22	22
Palmdale (CA)	18	18
Crossroads (CA)	7	7
Waihonua (HI)	2	2
Total	**1,162**	**1,088**

10

The bulk of the Company's 87,707 acres are used for agricultural, pasture, watershed and conservation purposes. A portion of these lands is used or planned for development or other urban uses, including the development projects described in the following pages. Table 3 details the Company's landholdings by type and location.

TABLE 3

LANDHOLDINGS BY TYPE AND LOCATION

DECEMBER 31, 2012

Description	Maui	Kauai	Oahu	Big Island	Mainland	Total Acres
Fully entitled						
Hawaii – development/other						
Active development/sales	213	-	-	-	-	213
Future development	187	44	-	-	-	231
Ground leases to third parties	64	1	-	-	-	65
Land used by affiliates	21	24	-	-	-	45
Other, including land not planned for development	15	33	-	-	-	48
Total Hawaii – development/other	**500**	**102**	-	-	-	**602**
Mainland – development					28	28
Hawaii – commercial improved properties	54	8	70	10	-	142
Mainland – commercial improved properties	-	-	-	-	439	439
Subtotal – fully entitled	**554**	**110**	**70**	**10**	**467**	**1,211**
Agricultural, pasture and miscellaneous						
Hawaiian Commercial & Sugar Company	33,054	-	-	-	-	33,054
Leased to third parties	6,593	5,158	-	-	-	11,751
Other agricultural, pasture and misc. purposes	10,749	1,772	-	-	-	12,521
Subtotal – agricultural, pasture & misc.	**50,396**	**6,930**	-	-	-	**57,326**
Watershed/conservation						
Wainiha Valley	-	10,120	-	-	-	10,120
Other Kauai	-	3,200	-	-	-	3,200
Maui	15,850	-	-	-	-	15,850
Subtotal – watershed/conservation	**15,850**	**13,320**	-	-	-	**29,170**
Total landholdings	**66,800**	**20,360**	**70**	**10**	**467**	**87,707**

TABLE 4

A&B AG ZONED LAND SALES DATA – MAUI AND KAUAI

2007-2012

	Total acres sold	Average price per acre	High	Low
0-5 acres	10	$ 107,300	$ 175,000	$ 11,500
5-20 acres	67	61,300	167,800	24,300
20-100 acres	323	29,400	55,700	14,000
100+ acres	649	22,800	29,000	11,300
Total	**1,049**	**$ 28,100**	**$ 175,000**	**$ 11,300**

11

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Alexander & Baldwin, Inc. Real Estate SupplementREAL ESTATE SALES13

Real Estate Sales Segment Strategy and Operations

The real estate sales segment generates its operating profit through the development and sale of pipeline projects, raw lands and commercial properties from the real estate leasing segment portfolio, and the equity in earnings of joint ventures.

The real estate sales segment primarily seeks to create shareholder value through an active, comprehensive, Hawaii-centric program of land stewardship, planning, entitlement, investment, development and sale of real estate. The segment's primary strategic objectives include:

Focus on entitlement and development of legacy Hawaii lands

A&B focuses on the development of a portion of its core landholdings in Hawaii, pursuing appropriate entitlement and development projects that respond to market demand while meeting community needs. The large amount of land that the Company owns on Maui and Kauai provides opportunities for A&B to serve a wide range of markets.

Invest in high-returning real estate opportunities in Hawaii

In addition to the development of its legacy lands, since 1998, A&B has invested in attractive development opportunities across Hawaii, leveraging market knowledge, development expertise, entitlement experience and financial strength to both create shareholder value and diversify its development portfolio and pipeline.

Expand pipeline projects for market recovery

A&B's pipeline of development projects encompasses a broad range of real estate product types, including residential and commercial properties. A&B works to continuously expand this pipeline to meet the demands of a recovering real estate market.

Utilize strategic joint ventures with a wide variety of partners

A&B pursues joint ventures and other strategic relationships, where appropriate, with a wide variety of locally, nationally and globally prominent land owners, real estate planning, development, and financing companies, home builders, and construction firms. In doing so, it supplements its in-house capabilities, accesses third-party capital, gains access to new opportunities in the Hawaii market, diversifies its pipeline, and optimizes risk-adjusted returns.

14

Table 5 provides an overview of all of the Company’s wholly owned and joint venture development projects, and is further supplemented by project information sheets thatfollow the table.TABLE 5REAL ESTATE DEVELOPMENT OVERVIEWDecember 31, 2012Planned units, (Dollars in millions) Construction timing Sales Closings TimingA&B net A&Bsaleable acres Units/acresAverage Estimated capital Estimatedor gross closed Targeted sales price investmentAcres at leasable square unit or lot through range per square project as of estimated Outstanding Estimated substantial Estimated EstimatedProject Location Product type 12/31/12 feet size 12/31/12 foot or NOI cost1 12/31/12 20132 debt start completion start endACTIVE DEVELOPMENT/SALESWholly owned Agricultural lotsBrydeswood Kalaheo, Kauai 336 24 lots 12.3 acres - $2-$5 20 2 9 - 2013 2014 2013 2015Gateway at Mililani Mauka Mililani, Oahu Retail 4 29,000 sf n/a - $1.0M stabilized NOI 14 7 7 - 2012 2014 n/a n/aMaui Business Park II 4 Kahului, Maui Light industrial lots 175 155 acres n/a 4 acres $38-$60 102 56 12 - 2011 2019 2012 2028The Bluffs at Wailea (MF-11) Wailea, Maui Resort residential 7 60 units n/a - $650 39 9 1 - 2014 2015 2014 2015The Ridge at Wailea (MF-19) Wailea, Maui Resort residential 7 9 lots 0.5 acres - $65-$140 9 9 - - 2007 2009 2009 2015Wailea B-1 Wailea, Maui Commercial/retail 11 60,000 sf n/a - tbd tbd 5 1 - 2014 2016 2014 2016Wailea MF-7 Wailea, Maui Resort residential multi-family 13 75 units 1,700 sf - $450-$1,000 84 9 - - 2014 2016 2014 2016Total 553Joint venturesKa Milo at Mauna Lani Kona, Hawaii Resort residential 22 137 units 2,000 sf 36 units $375-$920 120 10 2 - 2005 2016 2007 2016Kukui'ula Koloa, Kauai Resort residential 948 Up to 1,500 units 20303on 640 saleable 0.42 acres 88 lots $40-$130 785 250 24 - 2006 2006 2030Kai Malu at Wailea Wailea, Maui Resort residential 2 acres150 units 2,800 sf 140 units $540-$1,080 124 2 - - 2004 2008 2006 2013341 units (340Waihonua at Kewalo Honolulu, Oahu Primary residential high-rise 2 salable) 1,000 sf - $450-$970 210 32 1 - 2012 2014 2015 2015FUTURE DEVELOPMENTWholly ownedAina 'O Kane Kahului, Maui Primary res./commercial 4 103 unitsGateway at Mililani Mauka South Mililani, Oahu Retail/office 2 20,000 s.fHaliimaile Haliimaile, Maui Primary residential lots 55 150-215 unitsKahului Town Center Kahului, Maui Primary res./commercial 19 440 units,225,000 s.f.Kai Olino Port Allen, Kauai Primary residential 4 75 unitsWailea SF-8 Kihei, Maui Primary residential 13 90 unitsWailea MF-6 Wailea, Maui Resort residential lots 23 60 lotsWailea MF-10 Wailea, Maui Resort residential/commercial 14 9 lots, 36 units,64,000 s.f.Wailea MF-16 Wailea, Maui Resort residential lots 7 20 lotsWailea, other Wailea, Maui Various 71 400-600 unitsTotal 212Joint venturesBakersfield Bakersfield, CA Retail 57Palmdale Center Palmdale, CA Office/Industrial 18Santa Barbara Ranch Santa Barbara, CA Primary residential lots 2215

TABLE 5 (CONTINUED)REAL ESTATE DEVELOPMENT OVERVIEWDecember 31, 2012Planned units, (Dollars in millions) Construction timing Sales Closings TimingA&B A&Bsaleable acres Units/acresAverage Estimated capitalor gross closed Targeted sales price investment EstimatedAcres at leasable square unit or lot through range per square project as of estimated Outstanding Estimated substantial Estimated EstimatedProject Location Product type 12/31/12 feet size 12/31/12 foot or NOI cost1 12/31/12 20132 debt start completion start endENTITLEMENTEle'ele Community Ele'ele, Kauai Primary residential 840 tbdKihei Residential Kihei, Maui Primary residential 95 up to 600 unitsWai'ale Kahului, Maui Primary residential 545 up to 2,550 unitsJOINT VENTURE DEVELOPMENTS HELD FOR LEASE Valencia, CA Office/retail 7 56,000 s.f. 100% occup.Crossroads PlazaThe Shops at Kukui'ula Poipu, Kauai Retail 10 78,900 s.f. 78% occup.1 Includes land cost at book value and capitalized interest, but excludes sales commissions and closings costs.2 Estimated 2013 capital is dependent on a number of factors, including timing of sales proceeds, project costs and construction progress. Construction progress, even on fully entitled projects, depends on additional government approvals, such as building permits. As a result, estimated capital expenditures, sales or leasing timing are subject to change.3 Represents estimated completion date for major project infrastructure and amenities. Construction activities related to parcel development will be ongoing.4 Acreage for Maui Business Park II includes adjacent bulk parcels.16

TABLE 6RECONCILIATION OF ACRES UNDER DEVELOPMENT (TABLE 5) TO LANDHOLDINGS (TABLE 3)December 31, 2012AcresActive development/sales - wholly owned (Table 5) 553Less:Brydeswood agricultural-zoned lots included in Kauai other ag, pasture and misc. purposes in Table 3 (336)Gateway at Mililanu Mauka acres included in Hawaii-commercial improved properties in Table 3 (4)Active development/sales (Table 3) 213Future development - wholly owned (Table 5) 212Less:Kahului Town Center redevelopment acres included in Hawaii-commercial improved properties in Table 3 (19)Gateway at Mililani Mauka South acres included in Hawaii-commercial improved properties in Table 3 (2)Add:Ele'ele acres already entitled included in Kauai fully entitled future development in Table 3 40Fully entitled Hawaii-development/other- future development (Table 3) 23117

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Development Project Information Sheets

ACTIVE DEVELOPMENT

Wholly Owned

Brydeswood 20

Gateway at Mililani Mauka 20

Maui Business Park II 21

Wailea 22

The Bluffs at Wailea (MF-11) 23

The Ridge at Wailea (MF-19) 23

Wailea B-1 23

Wailea MF-7 23

Kai Malu at Wailea (MF-8) 23

Joint Venture

Ka Milo at Mauna Lani 24

Kai Malu at Wailea 24

Kukui'ula 25

Waihonua at Kewalo 26

FUTURE DEVELOPMENTS

Wholly Owned

Aina 'O Kane 27

Gateway at Mililani Mauka South 27

Haliimaile Subdivision 28

Kahului Town Center 28

Wailea Parcels 28

Joint Venture

Bakersfield 29

Palmdale Center 29

Santa Barbara Ranch 29

ENTITLEMENT ACTIVITY

Kihei Residential 30

Wai'ale Community 31

Ele'ele Community 31

INVESTMENTS

ONE Ala Moana 32

Kaka'ako High-rise Condominium 32

19

Active Development

Brydeswood



Location
Kalaheo, Kauai

Acquisition Date
Historic lands

Acres
336

Lots
24

Project Overview

- Planned development of 24 large estate lots (average size is 12 acres)
- Final subdivision approval received in 2011
- Construction plans for roads and utilities approved
- Oceanview and pasture lots
- Pre-development activities continuing
- Pre-sales commenced in 2012
- Final subdivision registration expected in 2013
- Construction of water system improvements pending acceptable conversion of reservations to binding contracts

Gateway at Mililani Mauka



Location
Mililani, Oahu

Acquisition Date
December 29, 2011

Acres
4.35

GLA (in sq. ft.)
29,000 – future
5,900 – existing (see page 51)

Project Overview

- Fully zoned for commercial development
- Well-located within the only retail shopping area in the Mililani Mauka community (pop. 20,000) in Central Oahu
- Existing, fully leased 5,900 square-foot multi-tenant retail building (see page 51)
- Additional 29,000 square feet of retail space development planned
- Existing retail and land acquired with 1031 exchange funds
- Onsite and offsite infrastructure completed by seller in 3Q2012
    - Construction of 11,500 square-foot building commenced in 2012, scheduled for completion in 2Q2013
- Pre-leasing in progress for 16,900 square-foot building
- Targeting restaurant, neighborhood retail and medical and office tenants

20

Active Development

Maui Business Park II



Location
Kahului, Maui

Acquisition Date
Historic lands

Acres (includes adjacent bulk parcels)
Original: 179 (155 salable)
Remaining: 175 (151 salable)

Project Overview

- Zoned for light industrial use (commercial, retail, office)
- Well-located in Central Maui near Kahului Airport, Harbor and Maui's primary residential districts
- Adjacent to 76-acre Maui Business Park I project, Maui's primary retail destination
- Primary source of Maui's future commercial development lands

- Increment I
  - Onsite improvements completed in 2012
  - 4-acre parcel sold to Costco in January 2012 for $38 per square foot
  - 93 acres (including adjacent bulk parcels) available for sale
- Potential development or use of a portion or all of Increment II, consisting of 58 acres, will be evaluated at a later date depending on sales absorption for Increment I

21

Active Development

WAILEA

A&B was the original developer of the Wailea Resort on Maui, beginning in the 1970s and continuing until A&B sold the resort to a Japanese company in 1989. In October 2003, A&B re-acquired from the same Japanese company all of the remaining undeveloped land in the resort, consisting of 270 acres of fully zoned, residential and commercial land, for $67.1 million. The Resort encompasses a number of specific development sites, which are described below. This map shows the sites (outlined in red) that were reacquired in 2003. Since that time, sites MF-15, the Golf Vistas, B-II, MF-9, MF-5 and MF-4 were sold or developed, and MF-8 was contributed to the Kai Malu joint venture. A&B has approximately 170 acres of developable land remaining in the Wailea resort planned for up to 700 units; 40 acres are for sale and in active development.


B-II
MF-13
MF-11
B-I
MF-19
MF-16
MF-5
MF-6
MF-12
SF-8
SF-7
MF-10
SF-S
MF-7
MF-8
Golf Vistas
MF-4
MF-9
MF-15

Active development | Future development or Sale | Sold

ACTIVE DEVELOPMENT

WHOLLY OWNED

The Bluffs at Wailea (MF-11), The Ridge at Wailea (MF-19), B-1, MF-7

JOINT VENTURES

Kai Malu at Wailea (MF-8)

FUTURE DEVELOPMENT OR SALE

MF-6, MF-10, MF-12, MF-13, MF-16, SF-8, SF-7, SF-S

22

WAILEA ACTIVE DEVELOPMENTTHE BLUFFS AT WAILEA (MF-11)The Bluffs at Wailea (MF-11) is a 12-lot development, currently being considered for a 60-unit multi-family joint venture development.THE RIDGE AT WAILEA (MF-19)The Ridge at Wailea (MF-19) consists of nine, half-acre, oceanview estate lots situated on 6.7 acres. The estimated sales price range is $65 to $140 per square foot, with an average list price of $1.6 million.WAILEA B-1The 11-acre B-1 parcel, which contains the only approved gas station site within the Wailea master plan, is planned for a retail commercial center with approximately 60,000 square feet of leasable space. Planning and design work is underway and a joint venture is being considered for the project.WAILEA MF-7The 13-acre MF-7 parcel is fully designed and permitted for the development of a 75-unit multi-family project. The project has secured the required affordable housing credits and water meters. Depending on market conditions, construction could commence in 2014.KAI MALU AT WAILEA (MF-8)The 25-acre MF-8 parcel was contributed to the Kai Malu joint venture, which is detailed on the following page.23

Active Development - Joint Ventures

KA MILO AT MAUNA LANI



LOCATION
Kona, Hawaii

ACQUISITION DATE
May 2004

ACRES
31 (22 remaining)

UNITS/HOMES
137 total (36 sold)

PROJECT OVERVIEW

- 137-unit resort residential community, with a mix of single-family and paired homes
- The first phase consisted of 27 single-family and multi-family units, and was completed in 2008
- Onsite resort amenities include two pools, spa, exercise room, function pavilion
- Construction of second phase is underway, focusing on single-family units
- Eight units closed in 2012 at an average price of $1.1 million
- Units are constructed in two- to 20-unit increments, based on buyer demand
- Ten units are projected to be completed in 2013

KAI MALU AT WAILEA



LOCATION
Wailea, Maui

ACQUISITION DATE
October 1, 2003

ACRES
25 (2 remaining)

UNITS
150 total (140 sold; 10 unsold) as of December 31, 2012

PROJECT OVERVIEW

- 150 single-family paired units
- Construction completed 2008
- Two units closed in 2012 at an average sales price of $1.1 million
- As of February 17, 2013, 142 units have closed; 8 units were available

24

Active Development - Joint Ventures

KUKUI'ULA



LOCATION
Poipu, Kauai

ACQUISITION DATE
Historic lands

ACRES
1,000 (958 remaining)

UNITS
Up to 1,500





PROJECT OVERVIEW

- Luxury resort residential community in Poipu, Kauai
- Development of up to 1,500 residential units on 1,000 fully entitled acres
- Joint venture with DMB, developer of premier master-planned residential communities
- 75,000 sq. ft. private club, including spa, golf clubhouse, beach bar and grill
- 78,900 sq. ft. retail center (The Shops at Kukui'ula) on 10 acres
- All resort amenities completed (a Weiskopf-designed championship golf course, owners' and golf club houses, pools, world-class spas, fitness center, movement studio, and a community lake and farm)
- Increasing vertical construction activity, including 23 homes built and 10 under construction by the joint venture, owners or third party developers
- Six cottages (average sales price $1,300 psf) and one vacant lot ($1.6 million) sold in 2012
- 89 lots closed; 84 lots available as of February 17, 2013

FINANCIAL & CAPITAL OVERVIEW

- Kukui'ula is a long-term, master planned project, designed to accommodate high-end resort residential growth on Kauai's south shore over the next 15 to 25 years, and significant fluctuations in annual absorption over that time frame can be expected. The Company experienced similar absorption fluctuations over the course of its earlier, highly successful Wailea project.
- Sufficient project infrastructure is in place today to sell about 280 additional acres (500 to 800 units). Future infrastructure requirements would be paid for from project cash flows.
- GAAP accounting for the project will differ materially from cash flows, due to percentage of completion accounting.
- Total capital contributions to the venture as of December 31, 2012, were $259 million by A&B, which includes $30 million for the value of land contributed, and $188 million by DMB.

25

Active Development - Joint Ventures

Waihonua at Kewalo





Location
Honolulu, Oahu

Acquisition Date
June 30, 2010

Units
341 (340 saleable)

Floors
43

Project Overview

- High-rise condominium in urban Honolulu, near the Ala Moana Shopping Center
- Well located near shopping, restaurants and beaches
- One-, two- and three-bedroom residences averaging 1,000 square feet
- Sales prices average approx. $725/sq. ft.
- Amenities include recreation deck, pool, spa, barbeque dining pavilions, fitness center, private movie theatre and visitor guest suites
- Joint venture partners, construction loan and general contractor secured
- Construction underway with completion projected in 2015

As of February 17, 2013, 280 units were pre-sold under binding contracts ($31 million in nonrefundable deposits)

26

Future Development Project SummariesHAWAIIAINA ‘O KANE (MAUI)Aina ‘O Kane is planned for 103 residential condominium units averaging 1,000 in square feet and 20,000 square feet of ground-floor commercial space, in Kahului, Maui. The project is situated near the Kahului Town Center redevelopment project. Together, the projects’ conceptual designs aim to create a vibrant living environment for future residents.GATEWAY AT MILILANI MAUKA SOUTH (OAHU)Gateway at Mililani Mauka South is a 1.6-acre development site planned for 20,000 square feet of retail and office commercial space in the well-established Mililani community in Central Oahu. The project currently has two existing fully-leased office buildings that occupy 18,700 square feet on 3.6 acres, which are included in the Hawaii commercial leased portfolio.27

HALIIMAILE SUBDIVISION (MAUI)Haliimaile is a 55-acre residential subdivision planned for Haliimaile (Upcountry, Maui), including up to 215 units. Ten acres are allocated for a park. In 2012, an additional 80 acres, adjacent to this subdivision, were approved by the County Council for future urban growth in the Maui Island Plan.KAHULUI TOWN CENTER (MAUI)The redevelopment plan for the 19-acre Kahului Shopping Center block reflects the creation of a traditional town center, consisting of up to 440 residential condominium units, as well as approximately 225,000 square feet of retail/office space. The project is being re-evaluated to meet market needs.WAILEA PARCELS (MAUI) – SEE PAGE 22 FOR DESCRIPTION28

MAIN LANDA&B made several development investments in California between 2003 and 2007. During 2012, the Company changed its strategy to focus on development projects exclusively in Hawaii, where management believes it can create the most value. As a result, in the second quarter of 2012, the Company recognized a $5.1 million noncash reduction in the carrying value of its Santa Barbara development property and a $4.7 million noncash reduction in the carrying value of its joint venture investment in Bakersfield.BAKERSFIELD (CALIFORNIA)A&B entered into a joint venture with Intertex P&G Retail, LLC for the planned development of a 575,000 square-foot retail center on a 57.3-acre commercial-zoned parcel in Bakersfield, California. The parcel was acquired in November 2006. Development plans remain on hold due to current market conditions.PALMDALE CENTER (CALIFORNIA)A&B entered into a joint venture with Intertex Palmdale Trade & Commerce Center LLC for the development of a planned 315,000 square-foot mixed-use commercial office and light industrial condominium complex on 18.2 acres in Palmdale, California, located 60 miles northeast of Los Angeles and 25 miles northeast of Valencia. The parcel was contributed to the venture in 2008. Development plans remain on hold due to current market conditions.SANTA BARBARA RANCH (CALIFORNIA)The Company invested in a joint venture that owns two parcels totaling 22 acres located 12 miles north of the City of Santa Barbara. The parcels are being marketed for sale.29

Entitlement ActivitySuccessful land entitlement is a challenging, yet critical step in the development process. Similar to other high-demand, high-quality locales with a limited supply of land suitable for development, the entitlement process in Hawaii is complex, time-consuming and costly, involving a variety of state and county regulatory approvals. For example, conversion of an agriculturally zoned parcel to residential zoning usually requires the following approvals:• County amendment of the county general plan and community plan to reflect the desired residential use;• State Land Use Commission (SLUC) reclassification of the parcel from the Agricultural district to the Urban district; and• County rezoning of the property to the precise residential use desired.A&B actively works with regulatory agencies, commissions and legislative bodies at various levels of government to entitle lands. A&B designates a parcel as fully entitled or fully zoned when all of the above-mentioned land use approvals have been obtained.Ongoing planning and entitlement efforts are focused on the following projects:KIHEI RESIDENTIAL (MAUI)A primary residential subdivision situated on 95 acres in Kihei, on Maui’s south shore, planned for up to 600 housing units, plus complementary commercial uses. In January 2009, the SLUC approved the project’s district boundary amendment application for urban designation. Applications for zoning and community plan amendment were filed with the County in 2010. In December 2010, the Planning Commission recommended approval of the change in zoning and community plan amendment applications, and the applications were transmitted to the County Council for review and final approval. A revised traffic impact analysis report was prepared in 2012 and discussions continue with the State Department of Transportation to address traffic-related concerns.30

WAI’ALE COMMUNITY (MAUI)Wai’ale is a master-planned community located in Central Maui. Approximately 545 acres of the project have been proposed for urban growth in the ongoing Maui General Plan Update to accommodate up to 2,550 primary housing units, together with parks, school, civic and commercial uses. In 2010, A&B submitted an application for SLUC Urban designation of the site. In 2011, the project’s final Environmental Impact Statement was completed and accepted by the SLUC. In 2012, the SLUC approved Urban designation for the project. The Company is preparing County land use applications for project district zoning and community plan amendments with the County.ELE’ELE COMMUNITY (KAUAI)The Ele’ele Community Master Plan is an 840-acre new primary residential community east of Port Allen on Kauai. The 260-acre first phase is being pursued through Kauai’s multi-year General Plan Update Process, which will commence in 2013. This process will take approximately two to three years, after which applications for state and county zoning would be pursued.31

Real Estate InvestmentsIn addition to the development of its legacy lands, since 1998 A&B has invested in attractive development opportunities across Hawaii, leveraging market knowledge, development expertise, entitlement experience and financial strength to both create shareholder value and diversify its development portfolio and pipeline.ONE ALA MOANA (OAHU)ONE Ala Moana is a 23-story condominium tower consisting of 206 luxury residential units that is being developed by a partnership of the Howard Hughes Corporation and The MacNaughton and Kobayashi Groups. A&B has committed to a $20 million preferred investment with profit participation. The tower will be developed atop the Nordstrom parking structure in the Ala Moana Center. As of February 17, 2013, all of the 205 units available for sale were pre-sold, 97% of which are under binding contracts.KAKA‘AKO HIGH-RISE CONDOMINIUM (OAHU)A&B secured a high-rise condominium site in urban Honolulu near downtown under a long-term option agreement. Building on the success of Waihonua and the strength of the Kaka‘ako submarket, A&B is completing design and planning for a 470-unit condominium and expects to begin presales in 2013. The spectacular ocean views from the site, and the development’s convenient location are expected to appeal to the local buyers the Company is targeting.32

Alexander & Baldwin, Inc. Real Estate SupplementREAL ESTATE LEASING33

Real Estate Leasing Segment Strategy and OperationsThe real estate leasing segment owns, operates and manages commercial properties. It focuses on acquiring high-quality retail, office and industrial properties in good locations, effectively managing those properties to increase margins through higher occupancies and cost management, and positioning these assets for potential sale when full market value has been achieved.1 Real estate leasing income also includes revenue from a variety of land leases, licenses and other agreements related to real estate in Hawaii. From a strategic perspective, the relatively stable, recurring cash flows generated by the real estate leasing business act to counterbalance the cyclicality inherent in real estate sales results, as well as support development activities.A&B strives to increase the value of its commercial property portfolio through active management. Periodically, when A&B believes it has maximized the value of a select asset, it may market the asset for sale, or sell in response to an unsolicited offer. Upon sale, A&B will seek to redeploy the proceeds on a 1031 tax-deferred basis into a new asset with a higher return potential. Income taxes that are deferred utilizing the 1031 exchange process represent an interest-free source of capital that is used by the Company to generate incremental cash flow. Given the low historical cost basis of the Company’s lands, the strategy is particularly appealing to A&B. Over the years, the Company has deferred over $200 million of income taxes on the sale of raw land and improved properties. The tax benefits of the 1031 program also allow the Company to compete effectively for acquisitions, and earn attractive returns.As of December 31, 2012, A&B’s portfolio, which includes 45 income-producing properties comprising 7.9 million square feet of gross leasable area (6.5 million on the Mainland and 1.4 million in Hawaii), is well balanced among retail, office and industrial sectors and is geographically dispersed in eight Mainland states and Hawaii. While a disproportionate amount of total portfolio square footage is located on the Mainland, Net Operating Income (NOI) is more balanced, with Hawaii properties generating over 40% of the $63.1 million2 in total portfolio NOI.1 Any financial impact from such a sale would be reported in Real Estate Sales segment results.2 See page 41 for a statement on the Company’s use of NOI and a reconciliation of Leasing operating profit to Real Estate Leasing Cash NOI34

PORTFOLIO SEGMENT DESCRIPTION

HAWAII IMPROVED PROPERTIES

A&B's Hawaii improved property portfolio consists of 22 retail, office and industrial properties, comprising approximately 1.4 million square feet of leasable space. The majority of the commercial properties are located on Maui and Oahu, with smaller holdings in the area of Port Allen, Kauai, and the Big Island of Hawaii.

HAWAII UNIMPROVED PROPERTIES

The Company leases and licenses a relatively small portion of its legacy lands on Maui and Kauai to third parties. These leases and licenses cover a wide variety of urban and agricultural lands, ranging from ground leases covering the fee interest in land underlying commercial properties, to farming and pasture leases, to licenses of remnant parcels and easement areas, to sand and aggregate quarry leases whose lease or royalty payments are based on extraction rates. Accordingly, both period-to-period results and rental revenue per land unit may be highly variable.

MAINLAND IMPROVED PROPERTIES

On the Mainland, A&B owns a portfolio of 23 retail, office and industrial properties acquired primarily by way of 1031 tax-deferred exchanges. The Company's Mainland portfolio comprises approximately 6.5 million square feet of leasable space.

Summarized information for the Company's portfolio as of and for the year ended December 31, 2012 follows.

	Hawaii	Mainland	Total
GLA (in millions) at 12/31/12			
Industrial	0.5	4.5	5.0
Office	0.2	1.3	1.5
Retail	0.7	0.7	1.4
Total	**1.4**	**6.5**	**7.9**
2012 Average Occupancy			
Industrial	93%	97%	96%
Office	88%	85%	86%
Retail	92%	86%	89%
Total	**92%**	**93%**	**93%**
2012 Cash NOI (in millions)[1]	**$ 26.8**[2]	**$ 36.3**	**$ 63.1**

1 See page 41 for a statement on the Company's use of NOI and a reconciliation of Leasing operating profit to Real Estate Leasing Cash NOI

2 Includes $3.5 million of NOI from unimproved Hawaii properties

35

Acquisition and Disposition StrategyThe Company believes that Hawaii is poised for growth, and further believes that given A&B’s combination of local market knowledge, relationship, and financial strength, it has a sustainable competitive advantage in investing in Hawaii commercial properties. As a result, it will seek to increasingly focus the portfolio’s geographic concentration to Hawaii over the long run. Given the relatively small number of suitable investment properties available in Hawaii at any given time, and the significant transactional restrictions that accompany the 1031 process, it is likely that the pace of commercial portfolio property sales in the future will be dictated largely by the availability of suitable Hawaii replacement investment opportunities.36

Real Estate Leasing Segment – Asset Descriptions and Statistics

Tables 7 and 8 provide detail on the Company's commercial real estate portfolio.

TABLE 7

PROPERTY DETAIL - HAWAII IMPROVED PROPERTIES

For the Year Ended 12/31/12

Property	Number of properties	Island	Gross leasable area at 12/31/12 (sq. ft.)	Leased[1] 2012 (percent)	Outstanding debt	Annual Cash net operating income (NOI)[2] ($ in 000s)	% cash net operating income to total Hawaii portfolio
Industrial:							
Komohana Industrial Park	1	Oahu	238,300	90.5	$ -	$ 3,165	11.8
P&L Building	1	Maui	104,100	86.8	-	974	3.7
Port Allen	3	Kauai	63,900	96.0	-	618	2.3
Waipio Industrial	1	Oahu	158,400	98.4	-	1,860	6.9
Subtotal – Industrial	**6**		**564,700**		$ -	**$ 6,617**	**24.7**
Office:							
Gateway at Mililani Mauka South	1	Oahu	18,700	100.0	$ -	$ 377	1.4
Judd Building	1	Oahu	20,300	100.0	$ -	$ 221	0.8
Kahului Office Building	1	Maui	58,300	87.0	-	1,357	5.1
Kahului Office Center	1	Maui	32,900	83.6	-	707	2.6
Lono Center	1	Maui	13,400	83.5	-	207	0.8
Maui Clinic Building	1	Maui	16,700	93.1	-	351	1.3
Stangenwald Building	1	Oahu	27,100	81.0	-	217	0.8
Subtotal – Office	**7**		**187,400**		$ -	**$ 3,437**	**12.8**
Retail:							
Gateway at Mililani Mauka	1	Oahu	5,900	100.0	$ -	$ 273	1.0
Kahului Shopping Center	1	Maui	46,400	83.2	-	330	1.2
Kaneohe Bay Shopping Center	1	Oahu	123,900	97.5	-	1,791	6.7
Kunia Shopping Center	1	Oahu	60,400	94.6	-	1,915	7.1
Lahaina Square	1	Maui	50,200	62.9	-	445	1.7
Lanihau Marketplace	1	Hawaii	88,300	94.3	-	1,921	7.2
Maui Mall	1	Maui	185,700	94.2	-	3,174	11.9
Port Allen Marina Center	1	Kauai	23,600	77.0	-	421	1.6
Waipio Shopping Center	1	Oahu	113,800	97.8	-	2,989	11.2
Subtotal – Retail	**9**		**698,200**		$ -	**$ 13,259**	**49.6**
Hawaii ground leases	-		-		-	**3,462**	**12.9**
Total Hawaii	**22**		**1,450,300**		**$ -**	**$ 26,775**	**100.0**

[1] Represents the average percentage of space leased during the period referenced or A&B's ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2] See page 41 for a statement regarding the Company's use of Cash NOI and a reconciliation of Leasing operating profit to Cash NOI for the total portfolio.

Note: For portfolio asset class and geographic occupancy see Table 9. In January 2013, A&B acquired the 170,300 square-foot Waianae Mall located on Oahu's west shore.

37

TABLE 8

PROPERTY DETAIL - MAINLAND IMPROVED PROPERTIES

For the Year Ended 12/31/12

Property	Number of properties	Location	Gross leasable area at 12/31/12 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	Annual cash net operating income (NOI)[2] ($ in 000s)	% cash net operating income to total Mainland portfolio
Industrial:							
Activity Distribution Center	1	San Diego, CA	252,300	100.0	$ -	$ 2,378	6.5
Centennial Plaza	1	Salt Lake City, UT	244,000	95.0	-	838	2.3
Heritage Business Park	1	Dallas, TX	1,316,400	99.9	-	5,288	14.6
Midstate Hayes	1	Visalia, CA	789,100	86.5	11,531	2,443	6.7
Northpoint Portfolio	1	Fullerton, CA	119,500	100.0	-	646	1.8
Republic Distribution Center	1	Pasadena, TX	312,500	100.0	-	926	2.6
Savannah Logistics Park	1	Savannah, GA	1,035,700	100.0	-	2,697	7.4
Sparks Business Center	1	Sparks, NV	396,100	94.2	-	1,807	5.0
Subtotal – Industrial	**8**		**4,465,600**		**$ 11,531**	**$ 17,023**	**46.9**
Office:							
Concorde Commerce Center	1	Phoenix, AZ	137,500	86.0	$ -	$ 951	2.6
Deer Valley Financial Center	1	Phoenix, AZ	126,600	70.6	10,106	469	1.3
Gateway Oaks	1	Sacramento, CA	58,700	49.9	-	162	0.5
Issaquah Office Center	1	Issaquah, WA	146,900	100.0	-	2,099	5.8
Ninigret Office Park	1	Salt Lake City, UT	185,500	100.0	-	1,895	5.2
1800 and 1820 Preston Park	1	Plano, TX	198,700	89.3	-	1,821	5.0
2868 Prospect Park	1	Sacramento, CA	162,900	68.4	-	587	1.6
San Pedro Plaza	1	San Antonio, TX	172,000	82.7	-	1,041	2.9
Union Bank	1	Everett, WA	84,000	100.0	-	1,305	3.6
Subtotal – Office	**9**		**1,272,800**		**$ 10,106**	**$ 10,330**	**28.5**
Retail:							
Broadlands Marketplace	1	Broomfield, CO	103,900	91.0	$ -	$ 856	2.4
Little Cottonwood Center	1	Sandy, UT	141,600	94.0	6,281	1,436	4.0
Meadows on the Parkway	1	Boulder, CO	216,500	77.8	-	2,209	6.1
Rancho Temecula Town Center	1	Temecula, CA	165,600	93.3	-	3,512	9.7
Royal MacArthur Center	1	Dallas, TX	44,200	85.0	-	706	1.9
Wilshire Shopping Center	1	Greeley, CO	46,500	57.0	-	190	0.5
Subtotal – Retail	**6**		**718,300**		**$ 6,281**	**$ 8,909**	**24.6**
Total Mainland	**23**		**6,456,700**		**$ 27,918**	**$ 36,262**	**100.0**

1 Represents the average percentage of space leased during the period referenced or A&B's ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

2 See page 41 for a statement regarding the Company's use of Cash NOI and a reconciliation of Leasing operating profit to Cash NOI for the total portfolio.

Note: For portfolio asset class and geographic occupancy see Table 9. In January 2013, A&B sold the 119,500 square-foot Northpoint property.

38

TA

Statement on Management’s Use of Non-GAAP Financial Measures

Cash net operating income (NOI) is a non-GAAP measure derived from real estate revenues

(determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). Cash NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of cash NOI used by other companies. Cash NOI should not be considered as an alternative to net income

(determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity.

Cash NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Cash NOI excludes general and administrative expenses, straight-line rental adjustments,

bad debt expense, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the real estate leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to cash NOI. A required reconciliation of real estate leasing operating profit to real estate leasing segment same store cash NOI is as follows:

T ABLE 1 4

RECONCILIATION OF REAL ESTATE LEASING OPERATING PROFIT TO CASH NOI

AND SAME STORE CASH NOI (NON-GAAP)

(in millions)

1 Cash NOI related to properties that were operated throughout the duration of both periods under comparison.

(Dollars in millions) 2012 2011 2010 2009 2008

Real Estate Leasing segment operating profit before

discontinued operations 41.6 39.3 35.3 43.2 47.8

Less amounts reported in discontinued operations (0.7) (2.2) (3.3) (8.0) (4.2)

Real Estate Leasing segment operating profit after

subtracting discontinued operations 40.9 37.1 32.0 35.2 43.6

Adjustments:

Depreciation and amortization 22.2 21.7 21.1 21.2 19.2

FASB 13 straight-line lease adjustments (3.6) (3.8) (4.1) (2.0) (2.4)

General and administrative expense 2.9 3.6 3.4 3.5 2.4

Discontinued operations 0.7 2.2 3.3 8.0 4.2

Real Estate Leasing total cash NOI 63.1 60.8 55.7 65.9 67.0

Acquisitions/ disposition adjustments/ other (4.1) (3.2)

Real Estate Leasing segment same store cash NOI1 59.0 57.6

41

TABLE 12

REAL ESTATE LEASING CASH NET OPERATING INCOME (NOI)

(in millions)

Location	2012				2011				Percentage Change			
	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$ 6.6	$ 3.4	$ 13.3	$ 23.3	$ 7.2	$ 3.1	$ 12.7	$ 23.0	(8.3)	9.7	4.7	1.3
Hawaii ground leases	-	-	-	3.5	-	-	-	3.5	-	-	-	-
Total Hawaii	$ 6.6	$ 3.4	$ 13.3	$ 26.8	$ 7.2	$ 3.1	$ 12.7	$ 26.5	(8.3)	9.7	4.7	1.1
Mainland improved	17.0	10.4	8.9	36.3	15.8	9.4	9.1	34.3	7.6	10.6	(2.2)	5.8
Total	$ 23.6	$ 13.8	$ 22.2	$ 63.1	$ 23.0	$ 12.5	$ 21.8	$ 60.8	2.6	10.4	1.8	3.8

TABLE 13

REAL ESTATE LEASING SAME STORE CASH NOI[1]

(in millions)

Location	2012				2011				Percentage Change			
	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$ 6.6	$ 3.1	$ 13.0	$ 22.7	$ 6.6	$ 3.0	$ 12.6	$ 22.2	-	3.3	3.2	2.3
Hawaii ground leases	-	-	-	3.5	-	-	-	3.6	-	-	-	(2.8)
Total Hawaii	$ 6.6	$ 3.1	$ 13.0	$ 26.2	$ 6.6	$ 3.0	$ 12.6	$ 25.8	-	3.3	3.2	1.6
Mainland improved	17.0	6.9	8.9	32.8	15.8	7.6	8.4	$ 31.8	7.6	(9.2)	6.0	3.1
Total	$ 23.6	$ 10.0	$ 21.9	$ 59.0	$ 22.4	$ 10.6	$ 21.0	$ 57.6	5.4	(5.7)	4.3	2.4

1 Same Store Cash NOI relates to properties that were operated throughout the duration of both periods under comparison.

Note: See page 41 for a statement on the Company's use of NOI and a reconciliation of Leasing operating profit to Real Estate Leasing Cash NOI and Real Estate Leasing Same Store NOI.

40

Statement on Management's Use of Non-GAAP Financial Measures Cash net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). Cash NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of cash NOI used by other companies. Cash NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. Cash NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Cash NOI excludes general and administrative expenses, straight-line rental adjustments, bad debt expense, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the real estate leasing segment's operating profit after discontinued operations is the most directly comparable GAAP measurement to cash NOI. A required reconciliation of real estate leasing operating profit to real estate leasing segment same store cash NOI is as follows: TABLE 14 RECONCILIATION OF REAL ESTATE LEASING OPERATING PROFIT TO CASH NOI AND SAME STORE CASH NOI (NON-GAAP) (in millions) 1 Cash NOI related to properties that were operated throughout the duration of both periods under comparison. 41

Portfolio Acquisitions and Dispositions

TABLE 15

2012 Improved Property Portfolio Acquisitions/Dispositions

Property acquired in 2012	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Gateway at Mililani Mauka South	6/12	11.4[1]	18,700	100.0

Property disposed in 2012	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Firestone Boulevard Building	3/12	4.2	28,100	100.0

2011 Improved Property Portfolio Acquisitions/Dispositions

Property acquired in 2011	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Union Bank	6/11	10.9	84,000	100.0
Issaquah Office Center	9/11	19.9	146,900	100.0
Gateway at Mililani Mauka	12/11	8.2[2]	5,900	100.0
Total		**39.0**	**236,800**	

Property disposed in 2011	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Apex Building	1/11	9.0	28,100	91.0
Arbor Park Shopping Center	6/11	22.5	139,500	94.0
Waikea Business Center	9/11	8.5	61,500	98.0
Total		**40.0**	**229,100**	

1 $11.4 acquisition price includes two existing buildings totaling 18,700 square feet and a 1.6-acre development parcel.

2 $8.2M acquisition price includes an existing 5,900 square-foot building and a 4.3-acre development parcel.

42

Lease Renewal Analysis

The weighted average lease terms of our Hawaii and Mainland portfolios are 90 and 91 months, respectively, for a total portfolio lease term of 90 months. The weighted average remaining lease terms for the Hawaii and Mainland portfolios are 35 and 46 months, respectively, for a total portfolio remaining lease term of 39 months. The following Table 20 details portfolio lease expirations by year.

TABLE 16
LEASE EXPIRATIONS
December 31, 2012

Expiration year	Sq. ft. of expiring leases	Percentage of total leased GLA[1]	Annual gross rent expiring[2] ($ in millions)	Percentage of total annual gross rent[2]	Percentage renewed or re-leased	Percentage change in annual gross rent on renewed leases
2011	791,686				70.0	(3.0)
2012	577,581				60.0	(1.4)
2013	699,317	9.9	7.4	10.5		
2014	477,349	6.7	6.9	9.8		
2015	1,197,584	16.9	12.3	17.7		
2016	974,963	13.8	10.6	15.1		
2017	2,007,353	28.3	14.8	21.2		
2018	469,888	6.6	3.7	5.2		
2019	125,870	1.8	2.0	2.8		
2020	197,154	2.8	2.9	4.2		
2021	161,607	2.3	1.5	2.2		
2022	97,839	1.4	2.0	2.8		
2023	20,861	0.3	0.4	0.6		
Thereafter	652,965	9.2	5.5	7.9		
	7,082,750	100.0	$ 70.0	100.0		

1 Gross Leasable Area

2 Annual gross rent means the annualized base rent amounts of expiring leases and includes improved properties only.

43

Portfolio ConcentrationsTABLE 1 7TENANT CONCENTRATIONS AS OF 12/31/12Largest Tenants (In-Service Properties) Based Upon Annualized Gross RevenuePercentage Percentageof annualAnnualized gross 2 of totalgross GLArevenue1 GLA2Tenant Primary industry Lease expiration year revenue (sq. ft.)Matson Global Distribution Services, Inc. Logistics 2017 $4,376,700 4.7 1,035,676 13.1Safeway Inc. Supermarket & Grocery Store 2014, 2019, 2027 1,828,716 2.0 152,128 1.9Siemens Corporation Electronics & Electrical Engineering 2016 1,738,116 1.9 146,877 1.9International Paper Paper Packaging/Distribution 2013 1,445,628 1.6 302,040 3.8Teleperformance USA Call Center/Communications 2015 1,418,460 1.5 92,036 1.2Nestle Waters North America Inc. Manufacturing 2026 1,333,032 1.4 312,522 4.0Foodland Super Market, Ltd. Supermarket & Grocery Store 2017, 2020 1,289,964 1.4 60,691 0.8Cisco Systems, Inc. Technology 2016 1,196,688 1.3 56,660 0.7The Coast Distribution System, Inc. Wholesale/Distribution 2015 1,159,920 1.3 230,300 2.9Rackspace DAL 1 DC Management Technology 2022 1,155,312 1.2 144,423 1.8Total $16,942,536 18.3 2,533,353 32.11 Annualized GAAP revenue less straight line rent adjustments for the indicated period. Does not include FASB and% rent.2 Gross Leasable Area44

Hawaii Commercial Property Information Sheets

Industrial

Komohana Industrial Park 46
P&L Building 46
Port Allen 47
Waipio Industrial 47

Office

Gateway at Mililani Mauka South 48
Judd Building 48
Kahului Office Building 49
Kahului Office Center 49
Lono Center 50
Maui Clinic Building 50
Stangenwald Building 51

Retail

Gateway at Mililani Mauka 51
Kahului Shopping Center 52
Kaneohe Bay Shopping Center 52
Kunia Shopping Center 53
Lahaina Square 53
Lanihau Marketplace 54
Maui Mall 54
Port Allen Marina Center 55
Waipio Shopping Center 55

45

Real Estate Leasing - Hawaii

Komohana Industrial Park


Komohana

($ in Thousands)	2012	2011	2010*
Gross Revenue	3,997	3,726	1,730
Cash NOI	3,165	2,883	1,363
Capital Improvements	135	167	-
Average Occupancy (%)	91	77	74

** Partial year*

Type
Industrial

Location
Oahu

Acquisition Date
July 20, 2010

Acquisition Price
$37.7 million

Date Constructed
1990

Occupancy at 12/31/12
100%

GLA (in sq.ft.)
238,300

Plus 23.0 acres leased to third-parties

Top Tenants
Dellew Corporation
GP/RM Prestress LLC
Simmons Manufacturing
S&K Sales Co.

P&L Building



($ in Thousands)	2012	2011	2010
Gross Revenue	1,222	1,292	1,276
Cash NOI	974	1,032	1,029
Capital Improvements	11	23	3
Average Occupancy (%)	87	96	89

Type
Industrial

Location
Maui

Development Date
1970

Occupancy at 12/31/12
90%

GLA (in sq.ft.)
104,100

Top Tenants
A-American Self Storage
Alltemp Air Conditioning Company
Honsador Lumber Corporation
Mary Charles & Associates
Maui Laminates

46

Real Estate Leasing - Hawaii

PORT ALLEN



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	799	684	683
Cash NOI	618	508	527
Capital Improvements	46	57	17
Average Occupancy (%)	96	94	90

TYPE
Industrial

LOCATION
Kauai

DEVELOPMENT DATE
1983 through 1993

OCCUPANCY AT 12/31/12
100%

GLA (IN SQ.FT.)
63,900

TOP TENANTS
Aloha Professional Auto Body
Kauai Island Brewing Company
KIUC
Lappert's Inc.
Paradise Sports Wear

WAIPIO INDUSTRIAL



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	2,532	2,849	2,742
Cash NOI	1,860	2,154	2,078
Capital Improvements	73	33	82
Average Occupancy (%)	98	98	97

TYPE
Industrial

LOCATION
Oahu

ACQUISITION DATE
March 4, 2009

ACQUISITION PRICE
$28.3 million

DATE CONSTRUCTED
1988-1989

OCCUPANCY AT 12/31/12
98%

GLA (IN SQ.FT.)
158,400

TOP TENANTS
Arcadia
Industries for the Blind
OfficeMax
USC International

47

Real Estate Leasing - Hawaii

GATEWAY AT MILILANI MAUKA SOUTH



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	511	n/a	n/a
Cash NOI	377	n/a	n/a
Capital Improvements	-	n/a	n/a
Average Occupancy (%)	100	n/a	n/a

TYPE
Office

LOCATION
Oahu

ACQUISITION DATE
June 7, 2012

ACQUISITION PRICE
$11.4 million

DATE CONSTRUCTED
1992, 2006, 2008

OCCUPANCY AT 12/31/12
100%

GLA (IN SQ.FT.)
18,700 – current
20,000 – projected

TOP TENANTS
Allstate
Hawaii State Federal Union
Kumon
Mililani Veterinary
Title Guaranty
Wayland Baptist University

[1] Acquisition price includes a 1.6-acre development parcel. See development project information on page 27.

JUDD BUILDING



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	540	691	674
Cash NOI	221	372	372
Capital Improvements	6	-	-
Average Occupancy (%)	100	100	100

TYPE
Office

LOCATION
Oahu

ACQUISITION DATE
June 26, 2000

ACQUISITION PRICE
$3.1 million

DATE CONSTRUCTED
1898, renovated 1979

OCCUPANCY AT 12/31/12
100%

GLA (IN SQ.FT.)
20,300

TOP TENANTS
Coffman Engineers
Davis, Levin, Livingston, Grande Attorneys
RIM Architects

48

Real Estate Leasing - Hawaii

KAHULUI OFFICE BUILDING


KAHULUI BUILDING

($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	2,408	2,163	2,006
Cash NOI	1,357	1,115	1,100
Capital Improvements	27	502	9
Average Occupancy (%)	87	92	85

TYPE
Office

LOCATION
Maui

DEVELOPMENT DATE
1974, renovated 1996

OCCUPANCY AT 12/31/12
83%

GLA (IN SQ.FT.)
58,300

TOP TENANTS
Bistro Casanova
Central Pacific Bank
Hawaii Medical Service Association
Mancini, Welch & Geiger Law Firm
Morgan Stanley Smith Barney
Stifel Nicolas

KAHULUI OFFICE CENTER


KAHULUI
OFFICE
CENTER
140 HOOHANA

($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	1,071	1,007	1,148
Cash NOI	707	648	818
Capital Improvements	32	79	11
Average Occupancy (%)	84	85	91

TYPE
Office

LOCATION
Maui

DEVELOPMENT DATE
1991

OCCUPANCY AT 12/31/12
85%

GLA (IN SQ.FT.)
32,900

TOP TENANTS
Finance Factors
Hawaiiana Management
Tutti Frutti Yogurt

49

Real Estate Leasing - Hawaii

Lono Center


LONO CENTER BUILDING
NINETY FIVE LONO AVENUE

($ in Thousands)	2012	2011	2010
Gross Revenue	506	438	477
Cash NOI	207	164	196
Capital Improvements	-	7	(8)
Average Occupancy (%)	84	84	83

Type
Office

Location
Maui

Acquisition Date
January 9, 1991

Acquisition Price
$1.4 million

Date Constructed
1973

Occupancy at 12/31/12
83%

GLA (in sq.ft.)
13,400

Top Tenants
Dr. James Hattaway D.C.
Hawaii Dental Group
U.S. Coast Guard

Maui Clinic Building


Maui Clinic
MEDICAL CENTER

($ in Thousands)	2012	2011	2010
Gross Revenue	663	690	721
Cash NOI	351	370	397
Capital Improvements	17	36	450
Average Occupancy (%)	93	98	92

Type
Office

Location
Maui

Acquisition Date
December 1, 2008 (already owned, but ground leased to tenant, A&B took over at lease expiration on 12/1/08)

Date Constructed
1958, renovated 2010

Occupancy at 12/31/12
91%

GLA (in sq.ft.)
16,700

Top Tenants
Maui Clinic Pharmacy
Maui Diagnostic Imaging
Physical Therapy and Wellness Center

50

Real Estate Leasing - Hawaii

Stangenwald Building



($ in Thousands)	2012	2011	2010
Gross Revenue	645	762	761
Cash NOI	217	351	384
Capital Improvements	251	-	10
Average Occupancy (%)	81	94	99

Type
Office

Location
Oahu

Acquisition Date
December 10, 1996

Acquisition Price
$2.8 million

Date Constructed
1901, renovated 1980

Occupancy at 12/31/12
74%

GLA (in sq.ft.)
27,100

Top Tenants
Burke McPheeters and Estes Law Firm
Leather Sole
Mason Architects

Gateway at Mililani Mauka



($ in Thousands)	2012	2011*	2010
Gross Revenue	422	nm	n/a
Cash NOI	273	nm	n/a
Capital Improvements	5	nm	n/a
Average Occupancy (%)	100	nm	n/a

Acquired at year end

Type
Retail

Location
Oahu

Acquisition Date
December 29, 2011

Acquisition Price
$8.2 million

Date Constructed
2008, renovated 2011

Occupancy at 12/31/12
100%

GLA (in sq.ft.)
5,900 – current
29,000 – projected[1]

[1] Acquisition price includes a 4.3-acre development parcel. See development project information on page 20.

51

Real Estate Leasing - Hawaii

Kahului Shopping Center


KAHULUI
SHOPPING CENTER

($ in Thousands)	2012	2011	2010
Gross Revenue	773	679	433
Cash NOI	330	231	29
Capital Improvements	-	10	385
Average Occupancy (%)	83	80	91

Type
Retail

Location
Maui

Development Date
1951

Occupancy at 12/31/12
94%

GLA (in sq.ft.)
46,400

Top Tenants
Ah Fook's Market
Asian Cuisine
Ichiban Restaurant

Kaneohe Bay Shopping Center


Longs Drugs

($ in Thousands)	2012	2011	2010
Gross Revenue	4,427	4,465	4,269
Cash NOI	1,791	1,853	1,472
Capital Improvements	126	88	12
Average Occupancy (%)	98	97	99

Type
Retail

Location
Oahu

Acquisition Date
June 8, 2001

Acquisition Price
$13.3 million (leasehold)

Date Constructed
1971, renovated 2008

Occupancy at 12/31/12
98%

GLA (in sq.ft.)
123,900

Top Tenants
Central Pacific Bank
First Hawaiian Bank
Kinkos
Longs Drug Store/CVS
Safeway
Subway
Vitamin Shoppe

52

Real Estate Leasing - Hawaii

Kunia Shopping Center


STARBUCKS COFF

($ in Thousands)	2012	2011	2010
Gross Revenue	2,931	2,849	2,791
Cash NOI	1,915	1,842	1,821
Capital Improvements	336	36	-
Average Occupancy (%)	95	90	90

Type
Retail

Location
Oahu

Development Date
2004[1]

Occupancy at 12/31/12
94%

GLA (in sq.ft.)
60,400

Top Tenants
Bank of Hawaii
Cole Academy
Denny's
Jack In The Box
Jamba Juice
Starbucks

[1]A&B was the original developer of the shopping center.

Lahaina Square



($ in Thousands)	2012	2011	2010*
Gross Revenue	833	900	147
Cash NOI	445	446	86
Capital Improvements	30	159	-
Average Occupancy (%)	63	67	70

* Partial year

Type
Retail

Location
Maui

Acquisition Date
November 5, 2010

Acquisition Price
$4.9 million

Date Constructed
1973

Occupancy at 12/31/12
67%

GLA (in sq.ft.)
50,200

Top Tenants
Ace Hardware
Maui Tacos

53

Real Estate Leasing - Hawaii

LANIHAU MARKETPLACE



($ IN THOUSANDS)	2012	2011	2010*
Gross Revenue	3,090	3,427	2,178
Cash NOI	1,921	2,224	1,380
Capital Improvements	218	26	78
Average Occupancy (%)	94	99	98

** Partial year*

TYPE
Retail

LOCATION
Hawaii

ACQUISITION DATE
April 9, 2010

ACQUISITION PRICE
$22.5 million

DATE CONSTRUCTED
1987

OCCUPANCY AT 12/31/12
89%

GLA (IN SQ.FT.)
88,300

TOP TENANTS
American Savings Bank
Baskin Robbins
Kentucky Fried Chicken
Longs Drug Store/CVS
Sack N Save
Supercuts
Verizon Wireless

MAUI MALL



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	4,973	4,538	4,270
Cash NOI	3,174	2,736	2,388
Capital Improvements	442	660	1,402
Average Occupancy (%)	94	94	92

TYPE
Retail

LOCATION
Maui

DEVELOPMENT DATE
1971, renovated 2010

OCCUPANCY AT 12/31/12
93%

GLA (IN SQ.FT.)
185,700

TOP TENANTS
Checker's Automotive
IHOP
Longs Drug Store/CVS
Wallace Theatres
Whole Foods

54

Real Estate Leasing - Hawaii

Port Allen Marina Center



($ in Thousands)	2012	2011	2010
Gross Revenue	630	623	590
Cash NOI	421	421	383
Capital Improvements	22	13	-
Average Occupancy (%)	77	77	78

Type
Retail

Location
Kauai

Development Date
2002

Occupancy at 12/31/12
77%

GLA (in sq.ft.)
23,600

Top Tenants
Blue Dolphin Charters
Captain Andy's
Holo Holo Charters
Kauai Chocolate Company
Port Allen Bar & Grill

Waipio Shopping Center



($ in Thousands)	2012	2011	2010
Gross Revenue	4,256	4,174	3,874
Cash NOI	2,989	2,863	2,603
Capital Improvements	39	67	88
Average Occupancy (%)	98	98	98

Type
Retail

Location
Oahu

Acquisition Date
September 4, 2009

Acquisition Price
$30.9 million

Date Constructed
1986-2004

Occupancy at 12/31/12
98%

GLA (in sq.ft.)
113,800

Top Tenants
Aloha Gas
Big City Diner
Foodland
Jack-In-The-Box
Outback Steakhouse

55

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Mainland Commercial Property Information Sheets

Industrial

Activity Distribution Center	58
Centennial Plaza	58
Heritage Business Park	59
Midstate 99 Distribution Center	59
Northpoint Industrial	60
Republic Distribution Center	60
Savannah Logistics Park	61
Sparks Business Center	61

Office

Concorde Commerce Center	62
Deer Valley Financial Center	62
Gateway Oaks	63
Issaquah Office Center	63
Ninigret Office Park	64
1800 and 1820 Preston Park	64
2868 Prospect Park	65
San Pedro Plaza	65
Union Bank	66

Retail

Broadlands Marketplace	66
Little Cottonwood Center	67
Meadows on the Parkway	67
Rancho Temecula Town Center	68
Royal MacArthur Center	68
Wilshire Shopping Center	69

57

Real Estate Leasing - Mainland

Activity Distribution Center



($ in Thousands)	2012	2011	2010
Gross Revenue	2,872	2,573	2,183
Cash NOI	2,378	1,963	1,608
Capital Improvements	61	275	544
Average Occupancy (%)	100	92	85

Type
Industrial

Location
San Diego, California

Acquisition Date
February 24, 2009

Acquisition Price
$26.2 million

Date Constructed
1991

Occupancy at 12/31/12
100%

GLA (in sq. ft.)
252,300

Top Tenants
Beam One LLC
Cold Pack Systems
Regal-Piedmont Plastics

Centennial Plaza


CENTENNIAL
PLAZA

($ in Thousands)	2012	2011	2010
Gross Revenue	1,145	1,219	1,206
Cash NOI	838	909	900
Capital Improvements	536	157	6
Average Occupancy (%)	95	89	95

Type
Industrial

Location
Salt Lake City, Utah

Acquisition Date
September 4, 2003

Acquisition Price
$7.9 million

Date Constructed
1979

Occupancy at 12/31/12
100%

GLA (in sq. ft.)
244,000

Top Tenants
JMH International
Sulzer Pump

58

Real Estate Leasing - Mainland

HERITAGE BUSINESS PARK



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	7,331	6,978	6,723
Cash NOI	5,288	4,733	4,444
Capital Improvements	1,009	891	1,379
Average Occupancy (%)	100	98	89

TYPE
Industrial

LOCATION
Dallas, Texas

ACQUISITION DATE
November 1, 2007

ACQUISITION PRICE
$102.0 million

DATE CONSTRUCTED
1997-2002

OCCUPANCY AT 12/31/12
99%

GLA (IN SQ.FT.)
1,316,400

TOP TENANTS
Dallas Airmotive
Dal-Tile
Hawker Beechcraft
Henry Schein
Mitsubishi Electric
Specialized Products
Rackspace

MIDSTATE 99 DISTRIBUTION CENTER



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	3,283	3,349	3,818
Cash NOI	2,443	2,530	3,031
Capital Improvements	17	63	413
Average Occupancy (%)	87	92	96

TYPE
Industrial

LOCATION
Visalia, California

ACQUISITION DATE
Buildings 2/4:
November 14, 2008
Buildings 1/3:
December 11, 2008

ACQUISITION PRICE
Buildings 2/4: $19.7 million
Buildings 1/3: $15.5 million

DATE CONSTRUCTED
2002-2008

OCCUPANCY AT 12/31/12
91%

GLA (IN SQ. FT.)
789,100

TOP TENANTS
Coast Distribution
International Paper
OnTrac
Sarnova

59

Real Estate Leasing - Mainland

Northpoint Industrial



($ in Thousands)	2012	2011	2010
Gross Revenue	847	1,049	1,204
Cash NOI	646	823	999
Capital Improvements	-	175	-
Average Occupancy (%)	100	100	100

Type
Industrial

Location
Fullerton, California

Acquisition Date
August 26, 2009

Acquisition Price
$11.2 million

Date Constructed
1991

Occupancy at 12/31/12
100%

GLA (in sq. ft.)
119,500

Top Tenants
Iron Mountain Records Management, Inc.
Meadowbrook Meat Company

Note: Northpoint Industrial was sold in January 2013

Republic Distribution Center



($ in Thousands)	2012	2011	2010
Gross Revenue	1,284	316	777
Cash NOI	926	(123)	281
Capital Improvements	-	20	1,607
Average Occupancy (%)	100	100	60

Type
Industrial

Location
Pasadena, Texas

Acquisition Date
September 23, 2008

Acquisition Price
$17.5 million

Date Constructed
2007

Occupancy at 12/31/12
100%

GLA (in sq. ft.)
312,500

Top Tenants
Nestle Waters North America

60

Real Estate Leasing - Mainland

SAVANNAH LOGISTICS PARK



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	3,743	4,491	3,956
Cash NOI	2,697	3,483	2,977
Capital Improvements	-	5	131
Average Occupancy (%)	100	100	80

TYPE
Industrial

LOCATION
Savannah, Georgia

ACQUISITION DATE
Building A: February 7, 2008
Building B: March 3, 2008

ACQUISITION PRICE
Building A: $32.9 million
Building B: $15.1 million

DATE CONSTRUCTED
2008

OCCUPANCY AT 12/31/12
100%

GLA (IN SQ. FT.)
1,035,700

TOP TENANTS
Matson Logistics Warehousing

SPARKS BUSINESS CENTER


1675

($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	2,319	1,982	1,903
Cash NOI	1,807	1,482	1,347
Capital Improvements	318	309	466
Average Occupancy (%)	94	80	48

TYPE
Industrial

LOCATION
Sparks, Nevada

ACQUISITION DATE
December 23, 2002

ACQUISITION PRICE
$20.1 million

DATE CONSTRUCTED
1996-1998

OCCUPANCY AT 12/31/12
92%

GLA (IN SQ. FT.)
396,100

TOP TENANTS
BSI Inspectorate America Corp.
St. Mary's Health Group
State of Nevada

61

Real Estate Leasing - Mainland

Concorde Commerce Center


Concorde Commerce Center

($ in Thousands)	2012	2011	2010
Gross Revenue	2,013	2,730	2,741
Cash NOI	951	1,360	1,368
Capital Improvements	2,194	301	-
Average Occupancy (%)	86	82	79

Type
Office

Location
Phoenix, AZ

Acquisition Date
December 22, 2006

Acquisition Price
$24.7 million

Date Constructed
1998

Occupancy at 12/31/12
100%

GLA (in sq. ft.)
137,500

Top Tenants
Fiserv Solutions
Jan-Pro
United Healthcare Group

Deer Valley Financial Center



($ in Thousands)	2012	2011	2010
Gross Revenue	1,505	1,364	477
Cash NOI	469	328	(662)
Capital Improvements	585	228	1,465
Average Occupancy (%)	71	68	73

Type
Office

Location
Phoenix, AZ

Acquisition Date
June 7, 2005

Acquisition Price
$22.3 million

Date Constructed
2001

Occupancy at 12/31/12
75%

GLA (in sq. ft.)
126,600

Top Tenants
Blackboard Campus
Viridian Health Management

62

Real Estate Leasing - Mainland

Gateway Oaks



($ in Thousands)	2012	2011	2010
Gross Revenue	610	1,273	1,304
Cash NOI	162	677	753
Capital Improvements	504	9	-
Average Occupancy (%)	50	86	88

Type
Office

Location
Sacramento, California

Acquisition Date
June 14, 2006

Acquisition Price
$12.3 million

Date Constructed
1999

Occupancy at 12/31/12
57%

GLA (in sq. ft.)
58,700

Top Tenants
Fortune Schools
IKON
URS

Issaquah Office Center



($ in Thousands)	2012	2011*	2010
Gross Revenue	2,338	630	n/a
Cash NOI	2,099	626	n/a
Capital Improvements	-	-	n/a
Average Occupancy (%)	100	100	n/a

** Partial year*

Type
Office

Location
Issaquah, Washington

Acquisition Date
September 13, 2011

Acquisition Price
$19.9 million

Date Constructed
1994

Occupancy at 12/31/12
100%

GLA (in sq. ft.)
146,900

Top Tenants
Siemens

63

Real Estate Leasing - Mainland

NINIGRET OFFICE PARK



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	3,117	2,983	2,441
Cash NOI	1,895	1,893	1,307
Capital Improvements	68	671	-
Average Occupancy (%)	100	99	97

TYPE
Office

LOCATION
Salt Lake City, Utah

ACQUISITION DATE
January 26, 2006

ACQUISITION PRICE
$21.4 million

DATE CONSTRUCTED
1999 & 2002, renovated 2010

OCCUPANCY AT 12/31/12
100%

GLA (IN SQ. FT.)
185,500

TOP TENANTS
FedEx
Silicon Valley Bank
Sun Products
Teleperformance USA

1800 AND 1820 PRESTON PARK



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	3,423	3,107	2,678
Cash NOI	1,821	1,401	1,021
Capital Improvements	665	499	373
Average Occupancy (%)	89	83	82

TYPE
Office

LOCATION
Plano, Texas

ACQUISITION DATE
June 30, 2006

ACQUISITION PRICE
$24.3 million

DATE CONSTRUCTED
1997-1998, renovated 2010

OCCUPANCY AT 12/31/11
89%

GLA (IN SQ. FT.)
198,700

TOP TENANTS
American Flood Research
Arrow Electronics
Batrus Hollweg International
CMA
Pepsi Cola Company

64

Real Estate Leasing - Mainland

2868 Prospect Park



($ in Thousands)	2012	2011	2010
Gross Revenue	1,813	2,258	3,276
Cash NOI	587	1,064	1,868
Capital Improvements	870	1,070	82
Average Occupancy (%)	68	77	100

Type
Office

Location
Sacramento, California

Acquisition Date
August 25, 1998

Acquisition Price
$20.6 million

Date Constructed
1998, renovated 2008

Occupancy at 12/31/12
86%

GLA (in sq. ft.)
162,900

Top Tenants
Cisco
GEI

San Pedro Plaza


SAN PEDRO
PLAZA
JIM ADLER
7330

($ in Thousands)	2012	2011	2010
Gross Revenue	2,374	2,270	1,927
Cash NOI	1,041	875	507
Capital Improvements	1,840	419	780
Average Occupancy (%)	83	77	67

Type
Office

Location
San Antonio, Texas

Acquisition Date
June 4, 1998 (office)
September 14, 2000 (retail)

Acquisition Price
$15.3 million (office)
$1.1 million (retail)

Date Constructed
1985

Occupancy at 12/31/12
86%

GLA (in sq. ft.)
163,900 (office)
8,100 (retail)

Top Tenants
Cricket Communications
Reata Real Estate
Ricoh America
Southwest Home Health Care
Starbucks
Union Pacific Railroad Co.

65

Real Estate Leasing - Mainland

UNION BANK


UnionBank

($ IN THOUSANDS)	2012	2011*	2010
Gross Revenue	1,497	749	n/a
Cash NOI	1,305	727	n/a
Capital Improvements	-	-	n/a
Average Occupancy (%)	100	100	n/a

* *Partial year*

TYPE
Office

LOCATION
Everett, Washington

ACQUISITION DATE
June 7, 2011

ACQUISITION PRICE
$10.9 million

DATE CONSTRUCTED
1993 & 2008

OCCUPANCY AT 12/31/12
100%

GLA (IN SQ. FT.)
84,000

TOP TENANTS
Union Bank

BROADLANDS MARKETPLACE



($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	1,503	1,485	1,466
Cash NOI	856	714	732
Capital Improvements	40	80	2
Average Occupancy (%)	91	90	90

TYPE
Retail

LOCATION
Broomfield, Colorado

ACQUISITION DATE
October 15, 2003

ACQUISITION PRICE
$10.8 million

DATE CONSTRUCTED
2002

OCCUPANCY AT 12/31/12
91%

GLA (IN SQ. FT.)
103,900

TOP TENANTS
H&R Block
Muttz Pet Foods
Safeway
Subway

66

Real Estate Leasing - Mainland

Little Cottonwood Center



($ in Thousands)	2012	2011	2010*
Gross Revenue	2,112	2,106	353
Cash NOI	1,436	1,405	239
Capital Improvements	-	79	-
Average Occupancy (%)	94	95	96

** Partial year*

Type
Retail

Location
Sandy, Utah

Acquisition Date
October 26, 2010

Acquisition Price
$20.8 million

Date Constructed
1998-2008

Occupancy at 12/31/12
94%

GLA (in sq. ft.)
141,600

Top Tenants
Black Bear Restaurant
Chase Bank
Fresh Market
McDonald's
Starbucks

Meadows on the Parkway


SAFEWAY

($ in Thousands)	2012	2011	2010*
Gross Revenue	3,687	4,159	3,456
Cash NOI	2,209	2,661	2,169
Capital Improvements	581	221	60
Average Occupancy (%)	78	79	83

** Partial year*

Type
Retail

Location
Boulder, Colorado

Acquisition Date
January 21, 2010

Acquisition Price
$30.8 million

Date Constructed
1989

Occupancy at 12/31/12
78%

GLA (in sq. ft.)
216,500

Top Tenants
Michaels Stores
REMAX Real Estate
Rite-Aid Drugs
Safeway
Subway

67

Real Estate Leasing - Mainland

RANCHO TEMECULA TOWN



($ IN THOUSANDS)	2012	2011	2010*
Gross Revenue	4,660	3,882	387
Cash NOI	3,512	2,721	298
Capital Improvements	196	15	-
Average Occupancy (%)	93	95	97

** Partial year*

TYPE
Retail

LOCATION
Temecula, California

ACQUISITION DATE
November 24, 2010

ACQUISITION PRICE
$48.9 million

DATE CONSTRUCTED
2007

OCCUPANCY AT 12/31/12
96%

GLA (IN SQ. FT.)
165,600

TOP TENANTS
Bev-Mo
Bruegger's Bagel
First Bank
Henry's Farmers Market
LA Fitness
Rite-Aid Drugs
Starbucks

ROYAL MACARTHUR CENTER


Scottrade

($ IN THOUSANDS)	2012	2011	2010
Gross Revenue	1,229	1,212	1,298
Cash NOI	706	675	750
Capital Improvements	195	184	430
Average Occupancy (%)	85	81	91

TYPE
Retail

LOCATION
Dallas, Texas

ACQUISITION DATE
March 1, 2007

ACQUISITION PRICE
$13.5 million

DATE CONSTRUCTED
2006

OCCUPANCY AT 12/31/12
85%

GLA (IN SQ. FT.)
44,200

TOP TENANTS
Andalous Mediterranean Grill
Citibank
Five Guys Burgers
Jamba Juice
La Madeleine
Pie Five

68

Real Estate Leasing - Mainland

Wilshire Shopping Center


SHERWIN-WILLIAMS PAINTS

($ in Thousands)	2012	2011	2010
Gross Revenue	340	367	386
Cash NOI	190	223	257
Capital Improvements	-	-	-
Average Occupancy (%)	57	66	77

Type
Retail

Location
Greeley, Colorado

Acquisition Date
March 19, 1997

Acquisition Price
$2.5 million

Date Constructed
1970

Occupancy at 12/31/12
57%

GLA (in sq. ft.)
46,500

Top Tenants
Dollar Tree
Kentucky Fried Chicken
McDonald's
Sherwin-Williams

69